Hennessy Japan Small Cap Fund
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 95.4%	Shares	Value
Communication Services - 2.7%
CyberAgent, Inc.	156,400	$ 1,428,919
Kakaku.com, Inc.	101,700	2,362,426
		3,791,345

Consumer Discretionary - 17.7%
Aeon Fantasy Co. Ltd.	91,500	1,584,313
Eternal Hospitality Group Co. Ltd.	156,200	1,351,838
G-Tekt Corp.	108,100	1,456,277
JVCKenwood Corp.	340,800	2,395,410
Koshidaka Holdings Co. Ltd.	143,500	943,762
LITALICO, Inc.	342,700	3,424,487
Mizuno Corp.	116,100	2,677,363
Musashi Seimitsu Industry Co. Ltd.	33,400	659,998
NOK Corp.	199,700	3,773,803
Onward Holdings Co. Ltd.	297,200	1,420,062
Roland Corp.	46,200	1,213,874
Saizeriya Co. Ltd.	27,100	1,344,640
United Arrows Ltd.	165,500	2,524,550
		24,770,377

Consumer Staples - 7.0%
Ariake Japan Co. Ltd.	41,700	1,402,724
Daikokutenbussan Co. Ltd.	85,100	2,411,888
Sakata Seed Corp.	83,400	2,249,521
Warabeya Nichiyo Holdings Co. Ltd.	65,800	1,147,364
YAKUODO Holdings Co. Ltd.	109,800	1,187,081
Yamami Co.	45,700	1,424,026
		9,822,604

Financials - 10.1%
Hokuhoku Financial Group, Inc.	83,200	3,849,563
Nishi-Nippon Financial Holdings, Inc.	230,500	6,091,616
Ogaki Kyoritsu Bank Ltd.	93,000	4,139,033
		14,080,212

Health Care - 2.6%
Charm Care Corp. KK	81,700	692,684
Nihon Kohden Corp.	208,700	2,077,935
PeptiDream, Inc. (a)	140,000	829,012
		3,599,631

Industrials - 30.2% (b)
AGC, Inc.	83,700	3,156,580
CKD Corp.	38,900	1,419,572
Daihen Corp.	32,600	2,727,671
Fukuda Corp.	59,800	1,442,754
Fukuyama Transporting Co. Ltd.	78,600	2,929,561
Hanwa Co. Ltd.	64,500	685,059
Kanamoto Co. Ltd.	97,600	3,179,694
Nabtesco Corp.	58,000	1,667,092
Nissei ASB Machine Co. Ltd.	78,700	4,423,389
Nitto Kogyo Corp.	62,900	1,696,606

OSG Corp.	115,600		2,637,370
Penta-Ocean Construction Co. Ltd.	92,900		864,707
Persol Holdings Co. Ltd.	881,600		1,461,714
Sanwa Holdings Corp.	118,100		2,531,600
SBS Holdings, Inc.	79,800		2,223,753
Tanseisha Co. Ltd.	241,900		2,106,688
Transcosmos, Inc.	125,500		2,985,236
Trusco Nakayama Corp.	134,500		2,028,017
Yurtec Corp.	99,500		1,481,942
Zero Co. Ltd.	23,200		515,716
			42,164,721

Information Technology - 14.0%
Canon Marketing Japan, Inc.	60,800		1,366,229
Computer Engineering & Consulting Ltd.	91,800		1,284,881
Comture Corp.	199,800		1,794,416
Elecom Co. Ltd.	128,400		1,494,044
Macnica Holdings, Inc.	75,900		1,536,567
Mitsubishi Research Institute, Inc.	60,700		1,830,380
Optex Group Co. Ltd.	92,400		1,976,831
Towa Corp.	197,700		3,206,474
Tsuzuki Denki Co. Ltd.	105,000		2,497,196
Ulvac, Inc.	49,700		2,621,264
			19,608,282

Materials - 5.4%
Maeda Kosen Co. Ltd.	408,500		5,031,499
Nissan Chemical Corp.	54,800		2,547,248
			7,578,747

Real Estate - 5.5%
Loadstar Capital KK	122,040		2,053,588
Relo Group, Inc.	209,000		2,636,931
Tosei Corp.	256,400		2,909,196
			7,599,715

Utilities - 0.2%
EF-ON INC	151,500		305,349
TOTAL COMMON STOCKS (Cost $107,560,692)			133,320,983

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 4.4%	Shares		Value
First American Government Obligations Fund - Class X, 3.58% (c)	6,168,545		6,168,545
TOTAL MONEY MARKET FUNDS (Cost $6,168,545)			6,168,545

TOTAL INVESTMENTS - 99.8% (Cost $113,729,237)			139,489,528
Other Assets in Excess of Liabilities - 0.2%		0.00159	222,781
TOTAL NET ASSETS - 100.0%			$ 139,712,309

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Hennessy Funds.

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Mutual Funds – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of July 31, 2026, are as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ –	$ 3,791,345	$ –	$ 3,791,345
Consumer Discretionary	2,524,550	22,245,827	–	24,770,377
Consumer Staples	–	9,822,604	–	9,822,604
Financials	–	14,080,212	–	14,080,212
Health Care	–	3,599,631	–	3,599,631
Industrials	1,461,714	40,703,007	–	42,164,721
Information Technology	–	19,608,282	–	19,608,282
Materials	–	7,578,747	–	7,578,747
Real Estate	–	7,599,715	–	7,599,715
Utilities	–	305,349	–	305,349
Common Stocks - Total	3,986,264	129,334,719	–	133,320,983
Money Market Funds	6,168,545	–	–	6,168,545
Total Investments	$ 10,154,809	$ 129,334,719	$ –	$ 139,489,528